Exhibit 10.32

MASTER REAFFIRMATION
AND AMENDMENT TO LOAN DOCUMENTS

THIS MASTER REAFFIRMATION AND AMENDMENT TO LOAN DOCUMENTS (this “Master Reaffirmation”) is made as of June 29, 2004, among Roller Bearing Company of America, Inc., a Delaware corporation (“Borrower”), Industrial Tectonics Corporation, a Delaware corporation (“Industrial Tectonics”), RBC Nice Bearings Inc., a Delaware corporation (“RBC Nice”), Bremen Bearings, Inc., a Delaware corporation (“Bremen”), Tyson Bearing Company, Inc., a Delaware corporation (“Tyson”), RBC Linear Precision Products, Inc., a Delaware corporation (“RBC Linear”), Miller Bearing Company, Inc., a Delaware corporation (“Miller Bearing”), RBC Aircraft Products, Inc., a Delaware corporation (“Aircraft Products”), and RBC Oklahoma, Inc., a Delaware corporation (“RBC Oklahoma”; and together with Industrial Tectonics, RBC Nice, Bremen, Tyson, RBC Linear, Miller Bearing, and Aircraft Products, each a “Domestic Subsidiary” and collectively the “Domestic Subsidiaries”) (Borrower and the Domestic Subsidiaries are herein sometimes referred to individually as a “Credit Party” and collectively as the “Credit Parties”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually and in its capacity as Agent for Lenders (“Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Borrower, the Domestic Subsidiaries, Agent and Lenders have entered into that certain Fourth Amended and Restated Credit Agreement (as further amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”) of even date herewith, which Credit Agreement amends and restates in its entirety that certain Third Amended and Restated Credit Agreement, dated as of December 19, 2003, which, in turn, amended and restated that certain Second Amended and Restated Credit Agreement, dated as of December 8, 2003, which, in turn, amended and restated that certain Amended and Restated Credit Agreement, dated as of June 19, 2003, which, in turn, amended and restated that certain Credit Agreement, dated as of May 30, 2002 (collectively, the “Existing Credit Agreement”);

WHEREAS, the Credit Parties have previously executed and delivered to Agent, for the benefit of itself and Lenders, various promissory notes, security documents, guaranties and the other credit support documents, including, without limitation, those documents described on Exhibit A hereto (collectively, the “Existing Credit Support Documents”) in connection with the Existing Credit Agreement;

WHEREAS, each Credit Party will derive both direct and indirect benefits from the loans and other financial accommodations made pursuant to the Credit Agreement; and

WHEREAS, it is a condition precedent to making the loans, advances and other financial accommodations of Agent and Lenders under the Credit Agreement that the Credit Parties enter into this Master Reaffirmation to acknowledge and agree that the Existing Credit Support Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guarantee the Obligations under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.             Amendments to Loan Documents.    The Credit Parties hereby agree that the Obligations now or hereafter existing under the Credit Agreement are evidenced, secured and guaranteed, as applicable, by the Existing Credit Support Documents.  All references in the Existing Credit Support Documents to “Obligations” under the Existing Credit Agreement shall be deemed to refer to the “Obligations” pursuant to and as defined in the Credit Agreement.  All references in the Existing Credit Support Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement.  Cross references in the Existing Credit Support Documents to particular section references in the Existing Credit Agreement shall be deemed to be cross references to the corresponding sections, as applicable, of the Credit Agreement.

2.             Reaffirmation.     In connection with the execution and delivery of the Credit Agreement, each Credit Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Credit Party grants liens or security interests in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Existing Credit Support Documents, ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Existing Credit Support Documents to which it is a party, and each Credit Party hereby ratifies and reaffirms such Credit Party’s grant of liens on or security interests in its properties pursuant to such Existing Credit Support Documents to which it is a party as security for the “Obligations” under or with respect to the Existing Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations resulting from the Credit Agreement, in each case as if each reference in such Existing Credit Support Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit Agreement.  Each of the Domestic Subsidiaries hereby consents to the terms and conditions of the Credit Agreement and reaffirms its guaranty of all of the Obligations under or with respect to the Credit Agreement (including, without limitation, all additional Obligations resulting from the Credit Agreement).  Each of the Credit Parties acknowledges receipt of a copy of the Credit Agreement and acknowledges that each of the Existing Credit Support Documents remains in full force and effect and is hereby ratified and confirmed.  The execution of this Master Reaffirmation shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of any of the Existing Credit Support Documents nor constitute a novation of any of the Obligations under the Credit Agreement or Existing Credit Support Documents.

3.             Successors and Assigns. This Master Reaffirmation shall be binding upon each of the Credit Parties and upon their respective successors and assigns and shall inure to the benefit of Agent and the Lenders and their respective successors and assigns; all references herein to Borrower shall be deemed to include its successors and assigns and all references herein to any of the Domestic Subsidiaries shall be deemed to include such Domestic Subsidiary’s successors and assigns.  The successors and assigns of Credit Parties shall include, without limitation, their irrespective receivers, trustees, or debtors-in- possession.

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4.             Further Assurances.   Each Credit Party hereby agrees from time to time, as and when requested by Agent or any Lender to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Master Reaffirmation and the other Loan Documents.

5.             Definitions.   All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

6.             Loan Document.   This Master Reaffirmation shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.

7.             Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

8.             Severability.   Wherever possible, each provision of this Master Reaffirmation shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Master Reaffirmation shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Master Reaffirmation.

9.             Merger.   This Master Reaffirmation represents the final agreement of each of the Credit Parties with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the Credit Parties, Agent or the Lenders.

10.           Execution in Counterparts.   This Master Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

11.           Section Headings.   The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

Balance of Page Intentionally Left Blank

- Signature Page Follows -

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IN WITNESS WHEREOF, the parties have executed this Master Reaffirmation as of the date first written above.

ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

INDUSTRIAL TECTONICS BEARINGS CORPORATION, a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

RBC NICE BEARINGS, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

BREMEN BEARINGS, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

[Signature Page to Master Reaffirmation and Amendment to Loan Documents]

IN WITNESS WHEREOF, the parties have executed this Master Reaffirmation as of the date first written above.

ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Scott J. Lorimer
Name:	Scott J. Lorimer
Title:	Duly Authorized Signatory

INDUSTRIAL TECTONICS BEARINGS CORPORATION, a Delaware corporation

By:
Name:
Title:

RBC NICE BEARINGS, INC., a Delaware corporation

By:
Name:
Title:

BREMEN BEARINGS, INC., a Delaware corporation

By:
Name:
Title:

[Signature Page to Master Reaffirmation and Amendment to Loan Documents]

TYSON BEARING COMPANY, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

RBC LINEAR PRECISION PRODUCTS, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

MILLER BEARING COMPANY, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

RBC OKLAHOMA, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

RBC AIRCRAFT PRODUCTS, INC., a Delaware corporation

By:	/s/ Daniel A. Bergerun
Name:	DANIEL A. BERGERUN
Title:	VP & CFO

[Signature Page to Master Reaffirmation and Amendment to Loan Documents]

EXHIBIT A

EXISTING CREDIT SUPPORT DOCUMENTS

1.             Security Agreement, dated as of May 30, 2002, by and among Borrower and each of the Domestic Subsidiaries as Grantors and Agent.

2.             Guaranty, dated as of May 30, 2002, by and among each of the Domestic Subsidiaries, as Guarantors, and Agent.

3.             Trademark Security Agreement, dated as May 30, 2002, by Borrower in favor of Agent.

4.             Patent Security Agreement, dated as of May 30, 2002, by Borrower in favor of Agent.

5.             Trademark Security Agreement, dated as of May 30, 2002, by Tyson in favor of Agent.

6.             Trademark Security Agreement, dated as of May 30, 2002 by RBC Oklahoma in favor of Agent.

7.             Trademark Security Agreement, dated as of May 30, 2002, by Industrial Tectonics in favor of Agent.

8.             Trademark Security Agreement, dated as of May 30, 2002, by Miller Bearing in favor of Agent.

9.             Patent Security Agreement, dated as of May 30, 2002, by RBC Oklahoma in favor of Agent.

10.           Trademark Security Agreement, dated as of December 19, 2003, by Aircraft Products in favor of Agent.

11.           Patent Security Agreement, dated as of December 19, 2003, by Aircraft Products in favor of Agent.

12.           Pledge Agreement, dated as of May 30, 2002, by and between Borrower, as Pledgor, and Agent.

13.           Pledge Agreement, dated as of June 19, 2003, by and between Borrower, as Pledgor, and Agent (regarding Schaublin Holding stock).

14.           Environmental Indemnity Agreement, dated as of May 30, 2002, by each of the Credit Parties, for the benefit of Agent.

15.           Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Mortgagor, to Agent, as Mortgagee, relating to property in Darlington County, South Carolina.

Schedule A

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16.           Open-End Mortgage Deed, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Mortgagor, to Agent, as Mortgagee, relating to property in Fairfield County, Connecticut.

17.           Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Trustor, to Chicago Title Company, as the Trustee, for the benefit of Agent, relating to property in Orange County, California.

18.           Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Mortgagor, to Agent, as Mortgagee, relating to property in Colleton Country, South Carolina.

19.           Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Industrial Tectonics, as Trustor, to Chicago Title Company, as the Trustee, for the benefit of Agent, relating to the property in Los Angeles County, California.

20.           Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by RBC Nice, as Mortgagor, to Agent, as Mortgagee, relating to property in Montgomery County, Pennsylvania.

21.           Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Miller Bearing, as Mortgagor, to Agent, as Mortgagee, relating to property in Marshall County, Indiana.

22.           Assignment of Representations, Warranties, Covenants and Indemnities, dated as of December 19, 2003, by Borrower and Aircraft Products in favor of Agent.

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